Exhibit 99.2

                  Certification by the Chief Financial Officer
           Pursuant to 18 U.S.C. Section 1530, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

            I, William P. Keane, the Chief Financial Officer of Genta Incorporated, a Delaware corporation (the "Company"), hereby certify that:

      3. The Company's quarterly report on Form 10-Q for the period ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      4. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


            /s/ WILLIAM P. KEANE
            ------------------------------
            Name:  William P. Keane
            Title: Chief Financial Officer